FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2003-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2003-2 Supplement, dated as of April 25, 2003 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                                              June 30, 2003
Determination Date                                             July 8, 2003
Distribution Date                                              July 15, 2003

                                                                   ------
                                                                   ------
Class A and Class B Accumulation Period ("Y" or "N")?                 N
                                                                   ------
                                                                   ------
Early Amortization Period ("Y" or "N")?                               N
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Sharing Principal Collections with another Series ("Y" or "N")?       N
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     MASTER TRUST INFORMATION

     Receivables

     1.    The aggregate amount of Eligible Receivables as of the end of
           the last day of the relevant Due Period                                                      $ 1,580,994,135.76

     2.    The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period
           (not including reduction for Discount Option Receivables)                                    $ 1,545,916,093.27

     3.    The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
           (including reduction for Discount Option Receivables)                                        $ 1,525,902,049.68

     4.    The aggregate amount of Finance Charge Receivables as of
           the end of the last day of the relevant Due Period
           (not including increase for Discount Option Receivables)                                     $    35,078,042.49

     5.    The aggregate amount of Finance Charge Receivables as of
           the end of the last day of the relevant Due Period
           (including increase for Discount Option Receivables)                                         $    55,092,086.08

     6.    The aggregate amount of Discount Option Receivables as of
                                                                                                         ------------------
                                                                                                         ------------------
           the end of the last day of the relevant Due Period                                           $    20,014,043.59
                                                                                                         ------------------
                                                                                                         ------------------

     7.    The Transferor Amount as of the end of the last day of the
           relevant Due Period                                                                          $    40,102,049.68

     8.    The Minimum Transferor Amount as of the end of the last
           day of the relevant Due Period                                                               $             0.00

     9.    The Excess Funding Account Balance as of the end of the
           last day of the relevant Due Period                                                          $             0.00

     10.   The aggregate principal balance of Receivables determined to be
           Receivables of Defaulted Accounts for the relevant Due Period                                $     9,584,956.31

     11.   The aggregate amount of Recoveries for the relevant Due Period                               $     1,654,196.34

     12.   The Default Amount for the relevant Due Period                                               $     7,930,759.97

     Collections

     13.   The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                      a.)  Collection of Principal Receivables:                                         $   173,839,683.98
                      b.)  Discount Receivable Collections:                                             $    (2,079,433.17)
                                                                                                         ------------------
                                                                                                         ------------------
                      c.) Total Principal Receivable Collections:                                           171,760,250.81

     14.   a) Collections of Finance Charge Receivables for the
               relevant Due Period
                      a.)  Collection of Finance Charge Receivables                                     $    19,585,392.85
                      b.)  Interchange Amount                                                           $       739,306.16
                      c.)  Discount Receivable Collections                                                    2,079,433.17
                                                                                                         ------------------
                                                                                                         ------------------
                      d.)  Total Finance Charge Receivable Collections                                  $    22,404,132.18

     15.   The aggregate amount of interest earnings (net of losses
           and investment expenses) on the Excess Funding
           Account for the relevant Due Period                                                          $             0.00

     16.   The aggregate amount of Collections processed for the relevant
           Due Period (sum of lines 11+13+14+15)                                                        $   195,818,579.33

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                                                                                                         ------------------
     17.   The average Discount Percentage for the relevant Due Period                                  %            2.00%
                                                                                                         ------------------
                                                                                                         ------------------

     Invested Amounts

     18.   The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   307,000,000.00
                         b.  Class B                                                                    $   103,800,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         c.  Total Invested Amount (sum of a - b)                                       $   410,800,000.00

     19.   The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   200,750,000.00
                         b.  Class B                                                                    $    31,625,000.00
                         c.  Collateralized Trust Obligation                                            $    26,125,000.00
                         d.  Class D                                                                    $    16,500,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         e.  Total Invested Amount (sum of a - d)                                       $   275,000,000.00

     20.   The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   217,500,000.00
                         b.  Class B                                                                    $    34,500,000.00
                         c.  Collateralized Trust Obligation                                            $    28,500,000.00
                         d.  Class D                                                                    $    16,500,000.00
                         e.  Class E                                                                    $     3,000,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         f.  Total Invested Amount (sum of a - e)                                       $   300,000,000.00

     21.   The Series 2003-1 Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $             0.00
                         b.  Class B                                                                    $             0.00
                                                                                                         ------------------
                                                                                                         ------------------
                         c.  Total Invested Amount (sum of a - b)                                       $             0.00

     22.   The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   322,500,000.00
                         b.  Class B                                                                    $    65,000,000.00
                         c.  Collateralized Trust Obligation                                            $    56,250,000.00
                         d.  Class D                                                                    $    56,250,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         f.  Total Invested Amount (sum of a - d)                                       $   500,000,000.00

     23.   The aggregate Invested Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           relevant Due Period                                                                          $ 1,485,800,000.00

     Investor Amounts

     24.   The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   307,000,000.00
                         b.  Class B                                                                    $   103,800,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         c.  Total Investor Amount (sum of a - b)                                       $   410,800,000.00

     25.   The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   200,750,000.00
                         b.  Class B                                                                    $    31,625,000.00
                         c.  Collateralized Trust Obligation                                            $    26,125,000.00
                         d.  Class D                                                                    $    16,500,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         e.  Total Adjusted Invested Amount (sum of a - d)                              $   275,000,000.00

     26.   The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   217,500,000.00
                         b.  Class B                                                                    $    34,500,000.00
                         c.  Collateralized Trust Obligation                                            $    28,500,000.00
                         d.  Class D                                                                    $    16,500,000.00
                         e.  Class E                                                                    $     3,000,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         f.  Total Adjusted Invested Amount (sum of a - e)                              $   300,000,000.00

     27.   The Series 2003-1 Investor Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $             0.00
                         b.  Class B                                                                    $             0.00
                                                                                                         ------------------
                                                                                                         ------------------
                         c.  Total Investor Amount (sum of a - b)                                       $             0.00

     28.   The Series 2003-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                         a.  Class A                                                                    $   322,500,000.00
                         b.  Class B                                                                    $    65,000,000.00
                         c.  Collateralized Trust Obligation                                            $    56,250,000.00
                         d.  Class D                                                                    $    56,250,000.00
                                                                                                         ------------------
                                                                                                         ------------------
                         e.  Total Adjusted Invested Amount (sum of a - d)                              $   500,000,000.00

     29.   The aggregate Investor Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           relevant Due Period                                                                          $ 1,485,800,000.00

     Series 2003-2 Allocation Percentages

     30.   The Fixed Percentage with respect to the relevant
           Due Period
                         a.  Class A                                                                                 0.00%
                         b.  Class B                                                                                 0.00%
                         c.  Collateralized Trust Obligation                                                         0.00%
                         d.  Class D                                                                                 0.00%
                                                                                                         ------------------
                                                                                                         ------------------
                         f.  Series 2003-2 Total                                                                     0.00%
                                                                                                         ------------------
                                                                                                         ------------------

     31.   The Floating Percentage with respect to the relevant
           Due Period
                         a.  Class A                                                                                21.18%
                         b.  Class B                                                                                 4.27%
                         c.  Collateralized Trust Obligation                                                         3.69%
                         d.  Class D                                                                                 3.69%
                                                                                                         ------------------
                                                                                                         ------------------
                         f.  Series 2003-2 Total                                                                    32.84%
                                                                                                         ------------------
                                                                                                         ------------------

     Allocation of Collections

     32. The Series 2003-2 allocation of Collections of Principal Receivables for the relevant Due Period

                         a.  Class A                                                                    $    36,381,655.75
                         b.  Class B                                                                    $     7,332,736.82
                         c.  Collateralized Trust Obligation                                            $     6,345,637.63
                         d.  Class D                                                                    $     6,345,637.63
                                                                                                        -------------------
                                                                                                        -------------------
                         e.  Series 2003-2 Total                                                        $    56,405,667.83
                                                                                                        -------------------
                                                                                                        -------------------

     33.   The Series 2003-2 allocation of Collections of Finance
           Charge Receivables for the relevant Due Period

                         a.  Class A                                                                    $     4,745,564.94
                         b.  Class B                                                                    $       956,470.45
                         c.  Collateralized Trust Obligation                                            $       827,714.82
                         d.  Class D                                                                    $       827,714.82
                                                                                                        -------------------
                                                                                                        -------------------
                         e.  Series 2003-2 Total                                                        $     7,357,465.02
                                                                                                        -------------------
                                                                                                        -------------------

     Portfolio Yield and Delinquencies

     34.   The Portfolio Yield for the relevant Due Period (including
           Shared Excess Finance Charge Collections, if allocated)
           with respect to Series 2003-2                                                                %           11.44%

     35.   The 3-month average Portfolio Yield for the three most recent
           Due Periods                                                                                  %           11.95%

     36.   The Base Rate for the relevant Due Period                                                    %            4.85%

     37.   The 3-month average Base Rate for the three most recent
           Due Periods                                                                                  %            4.92%

     38.   Average Portfolio Yield less average Base Rate                                               %            7.03%

     39.   The amount of Shared Excess Finance Charge Collections
           allocable to Series 2003-2 with respect to any Finance Charge
           Shortfall in such Series for the relevant Due Period                                         $             0.00

     40. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                         ------------------
                                                                                                         ------------------
                              (a)     Delinquent 31 to 60 days                                          $    30,661,472.09
                                                                                                         ------------------
                                                                                                         ------------------
                              (b)     Delinquent 61 to 90 days                                          $    19,677,845.87
                                                                                                         ------------------
                                                                                                         ------------------
                              (c)     Delinquent 91 days or more                                        $    34,951,988.24
                                                                                                         ------------------
                                                                                                         ------------------

     Determination of Monthly Interest

     41.   Class A Monthly Interest:
                         a.  Class A Monthly Interest                                                   $       418,264.58
                         b.  Funds allocated and available to pay Class A
                              Monthly Interest for relevant Due Period (4.3a)                           $     4,745,564.94
                         c.  Class A Interest Shortfall (a less b)                                      $             0.00
                         d.  Class A Additional Interest                                                $             0.00

     42.   Class B Monthly Interest:
                         a.  Class B Monthly Interest                                                   $       192,688.89
                         b.  Funds allocated and available to pay Class B
                              Monthly Interest for relevant Due Period (4.3b)                           $       956,470.45
                         c.  Class B Interest Shortfall (a less b)                                      $             0.00
                         d.  Class B Additional Interest                                                $             0.00

     43.   CTO Monthly Interest
                         a.  CTO Monthly Interest                                                       $       234,718.75
                         b.  Funds allocated and available to pay CTO
                              Monthly Interest for relevant Due Period                                  $       827,714.82
                         c.  CTO Interest Shortfall (a less b)                                          $             0.00
                         d.  CTO Additional Interest                                                    $             0.00

     44.    Class D Monthly Interest:
                         a.  Class D Monthly Interest                                                   $       302,687.50
                         b.  Funds allocated and available to pay
                              Class D Monthly Interest for relevant Due Period                          $       827,714.82
                         c.  Class D Interest Shortfall (a less b)                                      $             0.00
                         d.  Class D Additional Interest                                                $             0.00

     Accumulation Period

     45.   Required Accumulation Factor Number                                                                       10.00
     46.   Accumulation Period Factor                                                                                 1.00
     47.   Accumulation Period Length                                                                                10.00
     48.   Accumulation Period Commencement Date                                                              June 1, 2005

     Determination of Monthly Principal

     49.   Class A Monthly Principal (pursuant to section 4.4a):
                      (X)a.  Fixed Allocation Percentage of Principal Receivable
                             Collections + Shared - Reallocated Coll. Applied                           $             0.00
                      (Y)a.  Controlled Accumulation Amount                                             $             0.00
                         b.  Deficit Controlled Accumulation Amount                                     $             0.00
                         c.  Controlled Deposit Amount                                                  $             0.00
                      (Z)a.  Class A Adjusted Invested Amount as of beginning of Due Period             $   322,500,000.00
           Class A Monthly Principal (the least of x,y,z)                                               $             0.00

     50.   Class B Monthly Principal (pursuant to section 4.4b)
           (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
                      (X)a.  Fixed Allocation Percentage of Principal Receivable
                             Collections + Shared - Reallocated Collections
                             Applied - Class A Monthly Principal                                        $             0.00
                      (Y)a.  Controlled Accumulation Amount                                             $             0.00
                         b.  Deficit Controlled Accumulation Amount                                     $             0.00
                         c.  Controlled Deposit Amount                                                  $             0.00
                      (Z)a.  Class B Adjusted Invested Amount as of beginning of Due Period             $    65,000,000.00
           Class B Monthly Principal (the least of x,y,z)                                               $             0.00

     51.   CTO Monthly Principal (pursuant to section 4.4c)
                      (X)a.  Available Principal Collections - Class A Monthly
                             Principal and Class B Monthly Principal                                    $             0.00
                      (Y)a.  Controlled Accumulation Amount                                             $             0.00
                         b.  Deficit Controlled Accumulation Amount                                     $             0.00
                         c.  Controlled Deposit Amount                                                  $             0.00
                      (Z).a. CTO Adjusted Invested Amount as of beginning of Due Period                 $    56,250,000.00
           CTO Monthly Principal (the least of x,y,z)                                                   $             0.00

     52.   Class D Monthly Principal (pursuant to section 4.4d)
           (distributable only after CTO is paid in full)                                               $             0.00

     Available Funds

     53.   Class A Available Funds
                         a.  Class A Finance Charge allocation (line 31a)                               $     4,745,564.94
                         b.  The amount of Principal Funding Investment Proceeds and
                              Reserve Account Investment Proceeds for such prior Due Period             $             0.00
                         c.  Any amount of Reserve Account withdrawn and
                              included in Class A Available Funds (section 4.14d)                       $             0.00
                         d.  Class A Available Funds (sum a-c)                                          $     4,745,564.94

     54.   Class B Available Funds
                         a.  Class B Finance Charge allocation (line 31b)                               $       956,470.45
                         b.  The amount of Principal Funding Investment Proceeds and
                             Reserve Account Investment Proceeds for such prior Due Period              $             0.00
                         c.  Any amount of Reserve Account withdrawn and
                              included in Class B Available Funds (section 4.14d)                       $             0.00
                         d.  Class B Available Funds (sum a-c)                                          $       956,470.45

     55.   CTO Available Funds:
                         a.  CTO Finance Charge allocation (line 31c)                                   $       827,714.82
                         b.  On or After CTO Principal Commencement Date, the amount of
                              Principal Funding Investment Proceeds for such prior Due Period           $             0.00
                         c.  Any amount of Reserve Account withdrawn and
                              included in CTO Available Funds (section 4.14d)                           $             0.00
                         d.  CTO Available Funds (sum a-c)                                              $       827,714.82

     56.   Class D Available Funds
                         a.  Class D Finance Charge allocation (line 31d)                               $       827,714.82

     Reallocated Principal Collections

     57.   Class D Subordinated Principal Collections (to the extent                                    $             0.00
           needed to fund Required Amounts)

     58.   Collateral Subordinated Principal Collections (to the extent                                 $             0.00
           needed to fund Required Amounts)

     59    Class B Subordinated Principal Collections (to the extent                                    $             0.00
           needed to fund Required Amounts)

     60.   Total Reallocated Principal Collections                                                      $             0.00

     Investor Default Amounts

     61    Class A Investor Default Amount                                                              $     1,679,865.85
                                                                                                        %            6.24%

     62.   Class B Investor Default Amount                                                              $       338,577.61
                                                                                                        %            6.24%

     63.   CTO Investor Default Amount                                                                  $       292,999.86
                                                                                                        %            6.24%

     64.   Class D Investor Default Amount                                                              $       292,999.86
                                                                                                        %            6.24%

     65.   Aggregate Investor Default Amount                                                            $     2,604,443.17
                                                                                                        %            6.24%
     Allocable Amounts for Series 2003-2

     66.   The Allocable Amount for Series 2003-2 as of the end of the
           relevant Due Period (Inv Default Amt + Series 03-2 Adjust Amt)
                Class A                                                                                 $     1,679,865.85
                Class B                                                                                 $       338,577.61
                Class C                                                                                 $       292,999.86
                Class D                                                                                 $       292,999.86
                                                                                                         ------------------
                                                                                                         ------------------
           Aggregate Allocable Amount                                                                   $     2,604,443.17

     Required Amounts for Series 2003-2

     67.   Class A Required Amount (section 4.5a)
                         a.  Class A Monthly Interest for current Distribution
                              Date                                                                      $       418,264.58
                         b.  Class A Monthly Interest previously due but not
                              paid                                                                      $             0.00
                         c.  Class A Additional Interest for prior Due Period
                              or previously due but not paid                                            $             0.00
                         d.  Class A Investor Allocable Amount                                          $     1,679,865.85
                         e.  Class A Servicing Fee                                                      $       537,500.00
                         f.   Class A Available Funds                                                   $     4,745,564.94
                         g.  Class A Required Amount (sum of a-e minus f)                               $             0.00

     68.   Class B Required Amount (section 4.5b)
                         a.  Class B Monthly Interest for current Distribution
                              Date                                                                      $       192,688.89
                         b.  Class B Monthly Interest previously due but not
                              paid                                                                      $             0.00
                         c.  Class B Additional Interest for prior Due Period
                              or previously due but not paid                                            $             0.00
                         d.  Class B Servicing Fee                                                      $       108,333.33
                         e.  Class B Available Funds                                                    $       956,470.45
                         f.   Excess of Class B Allocable Amount over
                              funds available to make payments (section 4.8d)                           $             0.00
                         g.  Class B Required Amount ((sum of a-d) minus e
                              plus f)                                                                   $             0.00

     69.   CTO Required Amount (section 4.5c)
                         a.  CTO Monthly Interest for current
                              Distribution date                                                         $       234,718.75
                         b.  CTO Monthly Interest previously
                              due but not paid                                                          $             0.00
                         c.  CTO Additional Interest for prior
                              Due Period or previously due but not paid                                 $             0.00
                         d.  CTO Servicing Fee                                                          $        93,750.00
                         e.  CTO Available Funds                                                        $       827,714.82
                         f.   Excess of CTO Allocable Amount
                              over funds available to make payments                                     $             0.00
                         g.  CTO Required Amount ((sum of
                              a-d) minus e plus f)                                                      $             0.00

     70.   Class D Required Amount (section 4.5d)
                         a.  Class D Monthly Interest for current
                              Distribution date                                                         $       302,687.50
                         b. Class D Monthly Interest previously
                              due but not paid                                                          $             0.00
                         c.  Class D Additional Interest for prior
                              Due Period or previously due but not paid                                 $             0.00
                         d.  Class D Servicing Fee                                                      $        93,750.00
                         e.  Class D Available Funds                                                    $       827,714.82
                         f.   Excess of Class D Allocable Amount
                              over funds available to make payments                                     $             0.00
                         g.  Class D Required Amount ((sum of
                              a-d) minus e plus f)                                                      $             0.00

     Investor Charge-Offs

     71.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
           Amount and Class D Invested Amount
                         a.  Class A                                                                    $             0.00
                         b.  Class B                                                                    $             0.00
                         c.  Collateralized Trust Obligation Amount                                     $             0.00
                         d.  Class D                                                                    $             0.00

     72.   The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
           Invested Amount
                         a.  Class B                                                                    $             0.00
                         b.  Collateralized Trust Obligation Amount                                     $             0.00
                         c.  Class D                                                                    $             0.00

     73.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                         a.  Collateralized Trust Obligation Amount                                     $             0.00
                         b.  Class D                                                                    $             0.00

     74.   The aggregate amount of Class D Charge-Offs and the reductions in Class D Invested Amount
                         a.  Class D                                                                    $             0.00

     Servicing Fee
           (2% of total Invested Amount)
     75.   Class A Servicing Fee for the relevant Due Period                                            $       537,500.00

     76.   Class B Servicing Fee for the relevant Due Period                                            $       108,333.33

     77.   CTO Servicing Fee for the relevant Due Period                                                $        93,750.00

     78.   Class D Servicing Fee for the relevant Due Period                                            $        93,750.00

     Reserve Account

     79.   Lowest historical 3 month average Portfolio Yield less 3 month
           average Base Rate (must be > 4%, or line 85 will adjust accordingly)                         %            6.75%

     80.   Reserve Account Funding Date (based on line 79)                                                        02/15/05

     81.   Required Reserve Account Amount (after the Reserve Account
           Funding Date, 0.5% times the Class A, Class B, CTO and Class D O/S Certificates)             $             0.00

     82.   Covered Amount                                                                               $             0.00

     83.   Available Reserve Account Amount
                         a.  Reserve Draw Amount (covered amount - p.f. proceeds)                       $             0.00
                         b.  Reserve Account Investment Proceeds                                        $             0.00
                         c.  Amount on deposit in the Reserve Account at the end of the
                              relevant Due Period less Investment Proceeds                              $             0.00
                         d.  Required Reserve Account Amount (line 81)                                  $             0.00
                         e.  Available Reserve Account Amount (after Reserve Draw)                      $             0.00
                                                                                                         ------------------
                                                                                                         ------------------
                         f.   Required Reserve Account Deposit on Distribution Date                     $             0.00
                                                                                                         ------------------
                                                                                                         ------------------

     Principal Funding Account

     84.   Principal Funding Account Balance at the beginning of the Due Period
           less investment proceeds.                                                                    $             0.00

     85.   a.  Daily Deposits to the Principal Funding Account during the
                relevant Due Period (pursuant to sec 4.6g)                                              $             0.00
           b.  Principal Funding Account Investment Proceeds                                            $             0.00

     86.   Withdrawals from the Principal Funding Account during the relevant
           Due Period                                                                                   $             0.00

     87.   Principal Funding Account Balance as of the last day of the
           relevant Due Period less investment proceeds.                                                $             0.00

     Spread Account

     88.   Adjusted Portfolio Yield                                                                     %           11.44%

     89.   Excess Spread Percentage                                                                                  6.59%

     90.   Average Excess Spread Percentage for three consecutive Due Periods                           %            7.03%

     91.   Available Spread Account Amount
                         a.  Spread Account Balance at the beginning of the Due Period                  $    15,000,000.00
                         b.  Spread Account Draw Amount                                                 $             0.00
                         c.  Spread Account Investment Proceeds                                         $        12,823.80
                         d.  Amount on Deposit in the Spread Account at end of relevant
                              Due Period less Spread Acct Investment Proceeds                           $    15,000,000.00
                         e.  Required Spread Account Amount                                             $    15,000,000.00
                         f.   Available Spread Account Amount (lesser of d and e)                       $    15,000,000.00

     92.   Spread Account deficiency, deposit to Spread Account                                         $             0.00

     93.   Spread Account Surplus                                                                       $             0.00

     94.   LIBOR Determination date for the relevant Due Period                                                  12-Jun-03

     95.   LIBOR rate for the relevant Due Period                                                       %         1.18000%

     96. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

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           IN WITNESS WHEREOF, the undersigned has duly executed
           and delivered this Certificate this 8th day of July, 2003.


                                   FIRST NORTH AMERICAN NATIONAL BANK,
                                   as Servicer


                                   By /s/ Philip J. Dunn
                                   Name:  Philip J. Dunn
                                   Title:  Vice President